UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDED FORM 8-K/A
                                    Amended
                                 CURRENT REPORT
                                 Date of report
                                 March 30, 2004
                        (date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               Make Your Move, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Nevada                            0-31987                           33-0925319
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
of incorporation or organization)


321 Broadway Blvd., Reno, Nevada                                     89502
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(Address of principal executive offices)                           (zip code)

                                 (775) 250-8038
                               ------------------
                         (Registrant's telephone number)


ITEM 4. CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT.

On March 30, 2004 the Registrant announced that the auditor-client relationship between Braverman & Company PC and the Registrant has ceased and that Braverman & Company PC will no longer serve as the Registrants Certifying Accountant. Braverman & Company PC resigned from being the Registrants auditors.

The principal accountant's report on the financial statements for 2002 and 2003 respectively did not contain any adverse opinions or disclaimer of opinion. In addition the financials statements for 2002 and 2003 were not modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Registrant and the former accountant in regard to any aspects of the Registrants financial statements.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto authorized.


Dated:  May 17, 2004                              Make Your Move, Inc.


                                               By /s/ Henry Rolling
                                               ---------------------------------
                                                      Henry Rolling, President